UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 11, 2023

IKENA ONCOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40287	81-1697316
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Ikena Oncology, Inc.
645 Summer Street, Suite 101
Boston, Massachusetts 02210
(Address of principal executive offices, including zip code)

(857) 273-8343
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trade Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	IKNA	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Ikena Oncology, Inc., a Delaware corporation (the “Company”) held a special meeting of stockholders (the “Special Meeting”) on October 11, 2023. As of the close of business on September 7, 2023, the record date for the Special Meeting, there were 37,464,898 outstanding shares of the Company’s voting common stock.

The Company’s stockholders voted on the following proposals at the Special Meeting, each of which was approved. Detailed descriptions of each proposal are included in the Company’s Definitive Proxy Statement filed with the U.S. Securities and Exchange Commission (the “SEC”) on September 25, 2023. The final vote tabulation for each proposal is set forth below.

(a) Proposal No. 1: The Company’s stockholders approved, in accordance with Nasdaq Listing Rule 5635(a), the issuance of the Company’s common stock, par value $0.001 per share (“Common Stock”), upon conversion of the Company’s Series A Non-Voting Convertible Preferred Stock, par value $0.001 per share (“Proposal No. 1”), issued in connection with the acquisition of Pionyr Immunotherapeutics, Inc. (the “Acquisition”). The votes cast at the Special Meeting were as follows:

For	Against	Abstain
25,681,604	12,086	1,156

The above voting results for Proposal No. 1 do not include the 1,647,531 shares of Common Stock that were issued in the Acquisition that were not entitled to vote on Proposal No. 1 for purposes of the listing rules of the Nasdaq Stock Market. These 1,647,531 shares of Common Stock were entitled to vote in favor of Proposal No. 1 for purposes of adopting the proposal under Delaware law. However, to comply with the listing rules of the Nasdaq Stock Market, the Company instructed the inspector of elections to conduct a separate tabulation, which is set forth above, that subtracted 1,647,531 shares from the total number of shares voted in favor of Proposal No. 1 for purposes of determining whether Proposal No. 1 was approved.

(b) Proposal No. 2: The Company’s stockholders approved the adjournment or postponement of the Special Meeting, if necessary, to continue to solicit votes for Proposal No. 1. The votes cast at the Special Meeting were as follows:

For	Against	Abstain
26,947,409	394,239	729

No other matters were submitted to or voted on by the Company’s stockholders at the Special Meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ikena Oncology, Inc.

Date: October 11, 2023	By:	/s/ Mark Manfredi
Mark Manfredi, Ph.D.
President and Chief Executive Officer